SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 29, 2004

PHARMOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada (States or Other Jurisdiction Incorporation)	0-11550 (Commission file Number)	36-3207413 (IRS Employer of Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ (Address of Principal Executive Offices)		08830 (Zip Code)

Registrants’ telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Explanatory note: This Form 8-K/A is being filed as an amendment to the Form 8-K filed by Pharmos Corporation on November 24, 2004.

On November 29, 2004, Pharmos Corporation’s President and COO, Dr. Gad Riesenfeld, cancelled the November 24, 2004 amendment to his existing Rule 10b5-1 trading plan due to an erroneous calculation of the number of shares of common stock available for sale under the plan. Dr. Riesenfeld has exercised, and may in the future exercise, other vested stock options and has sold, and may in the future sell, the underlying shares as such transactions are permitted by Pharmos’ corporate policies regarding transactions in company securities by executive officers, in addition to the 1,701 shares that remain eligible for sale under Dr. Riesenfeld’s unmodified 10b5-1 trading plan.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of November, 2004.

PHARMOS CORPORATION By: /s/ James A. Meer ————————————————— Name: James A. Meer Title: Vice President and Chief Financial Officer